[LOGO]
                       Investing

                       for the                                 [Graphic Omitted]

                       21st
EATON VANCE
==============         Century
Mutual Funds


                         Annual Report December 31, 1997

[Graphic Omitted]            MASSACHUSETTS HEALTH &
                           EDUCATION TAX-EXEMPT TRUST

                                   Eaton Vance
                      Global Management-Global Distribution



[Graphic Omitted]

Massachusetts Health & Education Tax-Exempt Trust as of December 31,1997

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[Photo of Thomas J. Fetter]

Thomas J. Fetter,
President


I am happy to report that Massachusetts Health & Education Tax-Exempt Trust had a total return of 21.6% for the year ended December 31, 1997. That return was the result of a rise in share price from $12.125 on December 31, 1996 to $13.9375 on December 31, 1997, and the reinvestment of $0.741 in dividends.

While municipals lagged the Treasury market somewhat due to supply pressures, the tax-exempt sector nonetheless turned in a strong showing. As a measure of overall municipal bond market performance, the Lehman Brothers Municipal Bond Index - a widely recognized, unmanaged index of municipal bonds - had a return of 9.2% for the year.1

AMID VOLATILE GLOBAL MARKETS, MORE INVESTORS WERE DRAWN TO MUNICIPAL BONDS...

1997 was a very good year for municipal bonds. Against a backdrop of moderate economic growth and low inflation, investors focused once again on the unique advantages of municipals, which remain among the best tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A SOUND ECONOMY HAS RESULTED IN IMPROVING MUNICIPAL CREDITS...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for states and local issuers. As a result, many areas that were hard-hit in the recessions of the 1970s and 1980s have since made a significant economic comeback, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.

1998 SHOULD BRING MORE OPPORTUNITIES FOR MUNICIPAL INVESTORS...

The improvement in the federal budget deficit and continued low inflation has cheered bond investors, and the bond outlook remains favorable. We will, however, continue to closely monitor the economy for signs of a pick-up in inflation or an unexpected worsening of the budget situation, either of which could prove a setback for the market. As for the tax-exempt market, municipal bonds currently represent unusual value relative to their taxable counterparts. At Eaton Vance, we believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.

                    Sincerely,
                /s/ Thomas J. Fetter
                    Thomas J. Fetter
                    President
                    February 9, 1998

--------------------------------------------------------------------------------
Fund Information
as of December 31, 1997

Performance(2)
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                          13.1%
Life of Fund (7/30/93)                             5.8

Average Annual Total Returns (by market value, ASE)
--------------------------------------------------------------------------------
One Year                                          21.6%
Life of Fund (7/30/93)                             4.2

Five Largest Sector Weightings(3)
--------------------------------------------------------------------------------
By total net assets

Insured Hospital*                                 24.1%
Hospital                                          21.5%
Insured Education*                                16.8%
Education                                         15.2%
General Obligations                                8.4%

(1) It is not possible to invest directly in an Average or Index.

(2) Returns are calculated by determining the percentage change in net asset value or share price with all distributions reinvested.

(3) Five largest sector weightings account for 85.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

  * Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Massachusetts Health & Education Tax-Exempt Trust as of December 31,1997

--------------------------------------------------------------------------------
INVESTMENT UPDATE
--------------------------------------------------------------------------------

[Photo of Robert B. MacIntosh]

Robert B. MacIntosh,
Portfolio Manager

INVESTMENT ENVIRONMENT
--------------------------------------------------------------------------------

  The Economy
o The Massachusetts economy advanced strongly in 1997. Unemployment measured just 3.8% in December, well below the 4.7% national rate. Financial services and technology were again the main engines driving the state's economic growth.

o The nation's inflation rate continued to fall in 1997. The Consumer Price Index - a widely recognized barometer of inflation at the consumer level - registered an increase of just 1.7% for the year. Following a modest rate hike in March, the Federal Reserve maintained a stable interest rate policy through the remainder of the year.

o According to the Federal Reserve Bank of Boston, the Massachusetts Consumer Confidence Index reached 126.0 in November 1997. That is the measure's highest rating since its introduction in 1991.

THE FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION

o In a stable interest rate environment, we pursued a constructive strategy. We reduced our exposure to insured bonds, which are less market sensitive. We also continued to emphasize call protection to improve the Fund's upside potential.

o Due to relatively lean issuance for HEFA bonds in 1997, we searched for opportunities within the secondary market. The Fund focused increasingly on good underlying credits within the uninsured hospital sector.

o Finally, the Fund was involved in a private placement. In this issue, a formerly troubled credit, Atlanticare Medical Center, signed an agreement to affiliate with Partners Healthcare, thus improving management and lowering operating costs, and resulting in an improvement of the credit.

Performance for the Past Year

o Based on net asset value, the Fund had a total return of 13.1% for the year ended December 31, 1997. That return was the result of a rise in net asset value per share from $13.01 on December 31, 1996 to $13.90 on December 31, 1997, and the reinvestment of all distributions.

o Based on the most recent dividend and the December 31 net asset value per share of $13.90, the Fund had a distribution rate of 5.35%. To equal that in a taxable investment, a Massachusetts taxpayer in the state and 36% federal tax bracket (43.68% combined rate) would need 9.61%.

o On December 31, 1997, the Fund's net asset value stood at a 0.29% discount to the Fund's closing share price on the American Stock Exchange.

YOUR INVESTMENT AT WORK
--------------------------------------------------------------------------------
  MASSACHUSETTS TURNPIKE AUTHORITY
  REVENUE BONDS

o These bonds were issued by the Massachusetts Turnpike Authority, operator of the Commonwealth's largest toll road.

o The Authority recently initiated a reorganization of its toll structures, funneling toll proceeds toward the benefit of users in specific areas and projects, including Boston's Central Artery/Third Harbor Tunnel Project.

o As a result of the restructuring, these bonds were upgraded from A to AAA. In addition, the bonds went from callable to non-callable status. Those developments each contributed to a significant price appreciation for the Fund's investment.

o This bond represents a major investment in the Commonwealth's infrastructure in order to better meet the transportation needs of the next century.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Portfolio Ratings(1)
--------------------------------------------------------------------------------
By total net assets

Aaa                           45.8%
Aa                            12.5%
A                             22.1%
Baa                           10.8%
Non-Rated                      8.1%

Fund Overview(1)
--------------------------------------------------------------------------------

Number of Issues                 39
Average Maturity         20.38 Yrs.
Effective Maturity             9.49
Average Rating                  AA-
Average Call               7.4 Yrs.
Average Dollar Price        $107.31

(1) Because the Fund is actively managed, Portfolio Ratings and Portfolio Overview are subject to change.
    Past performance is no guarantee of future results. The value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. In addition, share price is subject to market influences.

Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1977

--------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------------------------------------


TAX-EXEMPT INVESTMENTS -- 100.0%

RATINGS (UNAUDITED)
-------------------                PRINCIPAL
                                   AMOUNT
                 STANDARD          (000
MOODY'S          & POOR'S          OMITTED)      SECURITY                                        VALUE
--------------------------------------------------------------------------------------------------------------

Education - 15.3%
--------------------------------------------------------------------------------------------------------------

Aaa              AAA               $1,000    Massachusetts HEFA, Massachusetts Institute of
                                             Technology,
                                             5.00%, 7/1/23                                       $   980,230

A3               NR                   500    Massachusetts Industrial Finance Agency (IFA),
                                             The Park School,
                                             5.90%, 9/1/26                                           521,675

Baa1             BBB                2,110    Massachusetts IFA, Springfield College,
                                             5.625%, 9/15/10                                       2,151,398

A3               A-                 1,500    Massachusetts IFA, Clark University,
                                             7.00%, 7/1/12                                         1,634,130

A1               A+                 1,000    Massachusetts IFA, Holy Cross College,
                                             6.45%, 1/1/12                                         1,099,580
--------------------------------------------------------------------------------------------------------------
                                                                                                 $ 6,387,013
--------------------------------------------------------------------------------------------------------------

Escrowed - 0.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA               $  200    Massachusetts Turnpike Authority,
                                             5.00%, 1/1/20                                       $   202,810
--------------------------------------------------------------------------------------------------------------

General Obligation - 8.4%
--------------------------------------------------------------------------------------------------------------

Aa3              AA+               $1,000    Massachusetts Water Pollution Abatement Trust,
                                             6.375%, 2/1/15                                     $  1,099,970

A1               A+                 2,000    University of Massachusetts Building
                                             Authority, 6.875%, 5/1/14                             2,417,560
--------------------------------------------------------------------------------------------------------------

                                                                                                $  3,517,530
--------------------------------------------------------------------------------------------------------------

Healthcare - 2.5%
--------------------------------------------------------------------------------
Aa2              NR                $1,000    Massachusetts Health & Education Facilities
                                             Authority, Youville House, (AMT),
                                             6.25%, 2/15/41                                      $ 1,062,560
--------------------------------------------------------------------------------------------------------------

Hospitals - 21.7%
--------------------------------------------------------------------------------------------------------------
NR               NR                $2,260    Massachusetts HEFA, Atlanticare Medical
                                             Center, 8.00%, 12/1/13                             $  2,564,874

Aa2              NR                 1,500    Massachusetts HEFA, Daughters of Charity,
                                             6.10%, 7/1/14                                         1,614,105

A2               A                  1,150    Massachusetts HEFA, New England Deaconess
                                             Hospital, 6.875%, 4/1/22                              1,260,377

NR               A-                   750    Massachusetts HEFA, Jordan Hospital,
                                             6.875%, 10/1/22                                         821,932

Baa2             BBB                  800    Massachusetts HEFA, Sisters of Providence,
                                             6.625%, 11/15/22                                        854,480

Baa3             BB                $1,000    Massachusetts HEFA, Milford-Whitinsville
                                             Hospital, 7.75%, 7/15/17                              1,099,090

NR               BBB-                 400    Massachusetts HEFA, North Adams Hospital,
                                             6.625%, 7/1/18                                          428,936

Aaa              AAA                  400    Massachusetts HEFA, Partners Healthcare,
                                             5.375%, 7/1/24                                          405,312
--------------------------------------------------------------------------------------------------------------
                                                                                                 $ 9,049,106
--------------------------------------------------------------------------------------------------------------

Industrial Development Revenue - 3.6%
--------------------------------------------------------------------------------------------------------------
A3               A-                $1,500    Massachusetts IFA, General Motors, 5.55%,
                                             4/1/09                                              $ 1,532,475
--------------------------------------------------------------------------------------------------------------

Insured Education - 16.9%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA               $1,420    Massachusetts HEFA, Boston College, (FGIC),
                                             6.625%, 7/1/21                                     $  1,546,820

Aaa              AAA                1,765    Massachusetts HEFA, Northeastern University,
                                             (MBIA), 6.55%, 10/1/22                                1,948,207

Baa              AAA                1,000    Massachusetts HEFA, Suffolk University,(CLEE),
                                             6.25%, 7/1/12                                         1,075,060

Aaa              AAA                  900    Massachusetts HEFA, Berklee, (MBIA),
                                             5.10%, 10/1/27                                          887,715

NR               AAA                  515    Massachusetts IFA, Assumption College, (CLEE),
                                             6.00%, 7/1/26                                           556,236

Aaa              AAA                1,000    Massachusetts HEFA, Tufts University, (FGIC),
                                             5.95%, 8/15/18                                        1,054,780
--------------------------------------------------------------------------------------------------------------
                                                                                                 $ 7,068,818
--------------------------------------------------------------------------------------------------------------

Insured Hospitals - 24.3%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA               $  750    Massachusetts HEFA, University Hospital,
                                             (MBIA), 7.25%, 7/1/19                                $  812,978

Aaa              AAA                1,000    Massachusetts HEFA, North Shore Medical
                                             Center, (MBIA),
                                             5.625%, 7/1/14                                        1,051,690

NR               AAA                  500    Massachusetts HEFA, Winchester Hospital,
                                             (CLEE), 5.80%, 7/1/09                                   539,445

Aaa              AAA                  800    Massachusetts HEFA, Baystate Center, (FSA),
                                             6.00%, 7/1/26                                           868,824

Aaa              AAA                1,000    Massachusetts HEFA, Baystate Center, (FGIC),
                                             5.00%, 7/1/20                                           965,940

Aaa              AAA                  500    Massachusetts HEFA, Hallmark Health Systems,
                                             (FSA), 5.00%, 7/1/27                                    486,470

Aaa              AAA                1,250    Massachusetts HEFA, Dana Farber Cancer
                                             Institute, (FGIC),
                                             6.00%, 12/1/10                                        1,362,200

NR               AAA                  595    Massachusetts HEFA, Valley Regional Health
                                             System, (CLEE),
                                             5.75%, 7/1/18                                           622,662

Aaa              AAA                  500    Massachusetts HEFA, Mt. Auburn Hospital,
                                             (MBIA), 6.25%, 8/15/14                                  550,985

Aaa              AAA                1,725    Massachusetts HEFA, Addison Gilbert Hospital,
                                             (MBIA), 5.75%, 7/1/23                                 1,795,242

Aaa              AAA                1,000    Massachusetts HEFA, Berkshire Health System,
                                             (MBIA), 6.00%, 10/1/19                                1,082,530
--------------------------------------------------------------------------------------------------------------
                                                                                                 $10,138,966
--------------------------------------------------------------------------------------------------------------

Insured Transportation - 0.8%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA               $  310    Massachusetts Turnpike Authority, (MBIA),
                                             5.00%, 1/1/20                                        $  314,355
--------------------------------------------------------------------------------------------------------------

Insured Water & Sewer - 0.5%
--------------------------------------------------------------------------------------------------------------
Aaa              AAA               $  200    Massachusetts Water Resource Authority,
                                             (MBIA), 5.00%, 3/1/22                                $  194,518
--------------------------------------------------------------------------------------------------------------

Nursing Home - 2.0%
--------------------------------------------------------------------------------------------------------------
NR               NR                $  750    Massachusetts IFA, Age Institute of
                                             Massachusetts, 8.05%, 11/1/25                        $  843,218
--------------------------------------------------------------------------------------------------------------

Special Tax - 3.5%
--------------------------------------------------------------------------------------------------------------
Aa3              AA                $1,500    Massachusetts Special Obligations,
                                             5.00%, 6/1/17                                       $ 1,481,580
--------------------------------------------------------------------------------------------------------------

Total Tax-Exempt Investments - 100.0%
  (identified cost $38,194,606)                                                                  $41,792,949
--------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO:
(1) Portfolio Overview: (unaudited)
    Number of Issues                                                   39
    Average Maturity                                                 20.4 yrs.
    Effective Maturity                                                9.5 yrs.
    Average Call                                                      7.4 yrs.
    Duration                                                          6.4 yrs.
    Average Rating                                                    AA-
    Average Coupon                                                    6.3

(2) Massachusetts HEFA Securities - At December 31, 1997, the Trust held securities issued by the Massachusetts Health & Education Facilities Authority (HEFA) with a value of $27,743,444 (representing 66.4% of total investments).

(3) Insured Investments - The Trust invests primarily in debt securities issued by the Commonwealth of Massachusetts and its municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1997, 42.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The Trust's insured securities by financial institution are as follows:

                                                                  PERCENTAGE
                                                                   OF TOTAL
                                                    VALUE         INVESTMENTS
                                                    -----------  -------------
Municipal Bond Insurance Association (MBIA)         $ 8,638,220          20.7%
Financial Guaranty Insurance Company (FGIC)           4,929,740          11.8%
College Construction Loan Insurance Corporation
(CLEE)                                                2,793,403           6.7%
Financial Security Assurance Incorporated (FSA)      $1,355,294           3.2%
                                                    -----------          -----
Total Insured Securities                            $17,716,657          42.4%
                                                    ===========          =====
(4) Summary of Ratings: (unaudited)

                                                                  PERCENTAGE
                                         NUMBER                    OF TOTAL
RATINGS                                OF ISSUES   VALUE          INVESTMENTS
                                       ----------  ------------  -------------
AAA/Aaa                                        22   $19,305,009          46.2%
AA/Aa                                           4     5,258,215          12.6%
A/A                                             7     9,287,729          22.2%
BBB/Baa                                         4     4,533,904          10.8%
NR                                              2     3,408,092           8.2%
                                       ----------  ------------  -------------
Total                                          39   $41,792,949         100.0%
                                       ==========  ============  =============

The ratings indicated are the most recent Moody's and Standard & Poors ratings believed to be available at December 31, 1997. NR indicates no rating is available for the security. Ratings are generally ascribed to securities at time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agencies would ascribe to these securities at December 31, 1997.

(5) Private Placement Security - Information relating to the initial acquisition and market valuation of the private placement security is presented below:
                                       ACQUISITION                 PERCENTAGE
                                          COST         VALUE     OF NET ASSETS
                                       ----------    ----------  -------------
Massachusetts HEFA, Atlanticare
  Medical Center "AMC" (acquired
  12/15/93)                            $2,450,000    $2,564,874     6.09%

    AMC has no outstanding publicly offered securities of the same class as the private placement security held by the Trust. The Trust will bear the costs, if any, relating to the disposition of the private placement security, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1997

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1997

Assets
-------------------------------------------------------------------------------
Total Investments, at value
  (identified cost, $38,194,606)                                    $41,792,949
Interest receivable                                                     831,829
Receivable from the Administrator (Note 4)                               17,466
Deferred organization expenses                                            2,099
Other assets                                                              1,944
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        $42,646,287
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                    $   482,878
Due to Bank                                                              29,375
Accrued expenses and other liabilities                                   52,361
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   $   564,614
-------------------------------------------------------------------------------
NET ASSETS                                                          $42,081,673
-------------------------------------------------------------------------------

Net Assets were comprised of:
-------------------------------------------------------------------------------
Auction Preferred Shares, $0.01 par value; 400 shares authorized,
  200 shares issued and outstanding at $50,000 per share
  liquidation preference (Note 2)                                   $10,000,000
Common Shares, $0.01 par value; unlimited number of shares
  authorized, 2,308,508 shares issued and outstanding                    23,085
Additional paid-in capital                                           31,958,400
Accumulated net realized loss from investment transactions           (3,536,269)
Undistributed net investment income                                      38,114
Unrealized appreciation of investments                                3,598,343
-------------------------------------------------------------------------------

NET ASSETS                                                          $42,081,673
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO PREFERRED SHAREHOLDERS -
  Auction preferred shares, at liquidation value                    $10,000,000
  Cumulative undeclared dividends                                         1,062
-------------------------------------------------------------------------------
                                                                    $10,001,062

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                         32,080,611
-------------------------------------------------------------------------------
TOTAL                                                               $42,081,673
-------------------------------------------------------------------------------

Net Asset value per common share
-------------------------------------------------------------------------------
($32,080,611 / 2,308,508 common shares issued and outstanding)      $     13.90
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

For the Year Ended
December 31, 1997

Investment Income
--------------------------------------------------------------------------------
Interest income                                                       $2,406,337
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment advisory fee (Note 4)                                      $  142,637
Administration fee (Note 4)                                               61,229
Trustees' fees (Note 4)                                                   30,000
Custodian and transfer agent fees (Note 1)                                57,078
Legal and accounting services                                             42,209
Preferred share remarketing agent fee                                     24,960
Exchange membership fees                                                   7,500
Preferred shares auction agent fees                                        5,200
Printing and postage                                                      23,635
Amortization of organization expenses                                      3,600
Miscellaneous                                                              9,063
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              $  407,111
--------------------------------------------------------------------------------
Deduct -
  Waiver of expenses by the Administrator (Note 4)                    $   17,466
  Reduction of custody fees (Note 1)                                       2,489
--------------------------------------------------------------------------------
TOTAL                                                                 $   19,955
--------------------------------------------------------------------------------
NET OPERATING EXPENSES                                                $  387,156
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 $2,019,181
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments
--------------------------------------------------------------------------------
Net realized gain from investment transactions                        $  112,520
Net change in unrealized appreciation of investments                   1,927,989
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               $2,040,509
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $4,059,690
--------------------------------------------------------------------------------

                       See notes to financial statements

Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1997

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED      YEAR ENDED
INCREASE (DECREASE)                                 DECEMBER 31,    DECEMBER 31,
IN NET ASSETS                                       1997            1996
--------------------------------------------------------------------------------
From operations -
   Net investment income                            $ 2,019,181     $ 2,019,437
   Net realized gain (loss) from investment
    transactions                                        112,520          (3,793)
   Net change in unrealized appreciation
    (depreciation) of investments                     1,927,989        (593,126)
-------------------------------------------------------------------------------
Net increase in net assets from
  operations                                        $ 4,059,690     $ 1,422,518
-------------------------------------------------------------------------------
Dividends and Distributions:
Preferred Shareholders -
   From net investment income                       $  (316,776)    $  (307,103)
Common Shareholders -
   From net investment income                        (1,710,145)     (1,629,252)
-------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                      $(2,026,921)    $(1,936,355)
-------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of distributions to shareholders    $    10,149     $      --
-------------------------------------------------------------------------------
   Net increase in net assets resulting form
    capital share transactions                      $    10,149     $      --
-------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets               $ 2,042,918     $  (513,837)
-------------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------
At beginning of period                              $40,038,755     $40,552,592
-------------------------------------------------------------------------------
At end of period, including undistributed net
  investment income of $38,114 and $45,854,
  respectively                                      $42,081,673     $40,038,755
-------------------------------------------------------------------------------

Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A COMMON SHARE OUTSTANDING DURING EACH PERIOD
                                                                                  YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------------
                                                            1997            1996          1995            1994          1993(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)       $13.01          $13.24        $11.32          $14.24        $13.98(b)
------------------------------------------------------------------------------------------------------------------------------------

Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $ 0.88(i)       $ 0.88(i)     $ 0.84          $ 0.88        $ 0.26
Net realized and unrealized gain (loss) on investments       0.89           (0.27)         1.94           (2.87)         0.39
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           $ 1.77          $ 0.61        $ 2.78          $(1.99)       $ 0.65
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
Preferred Shareholders -
  From net investment income                               $(0.14)         $(0.13)       $(0.15)(g)      $(0.12)       $ --
Common Shareholders -
  From net investment income                                (0.74)          (0.71)        (0.69)          (0.81)        (0.21)
  Distributions in excess of net investment income           --              --           (0.02)           --            --
  From net realized gains on investments                     --              --            --              --           (0.02)
  Distributions required for excise tax purposes in
    excess net realized gains                                --              --            --              --           (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $(0.88)         $(0.84)       $(0.86)         $(0.93)       $(0.26)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                             $ --            $ --          $ --            $ --          $(0.13)(c)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (Common shares)             $13.90          $13.01        $13.24          $11.32        $14.24
------------------------------------------------------------------------------------------------------------------------------------
Per share market value, end of period (Common shares)      $13.938         $12.125       $11.125         $10.375       $15.500
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at Market Value                     21.63%          15.61%        14.12%         (28.66%)        5.04%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                    $42,082         $40,039       $40,553         $36,125       $42,850
Ratio: (as a percentage of average total net assets)
  Expenses(h)                                                0.96%(f)        1.00%         1.17%(f)        1.02%(f)      1.16%(e)(f)
  Expenses, after custodian fee reduction                    0.95%(f)        0.98%         --              --            --
  Net investment income                                      4.95%(f)        5.12%         5.01%(f)        5.25%(f)      4.19%(e)(f)
Ratios: (as a percentage of average common net assets)
  Expenses(d)(h)                                             1.27%(f)        1.34%         1.58%(f)        1.37%(f)      1.21%(e)(f)
  Expenses, after custodian fee reduction(d)                 1.26%(f)        1.32%         --              --            --
  Net investment income(d)                                   6.57%(f)        6.86%         6.75%(f)        7.08%(f)      4.36%(e)(f)
Portfolio turnover rate 20% 44% 28% 123% 63%
------------------------------------------------------------------------------------------------------------------------------------
The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the Trust's net asset value per common share since the commencement of operations. Additionally, important relationships between certain financial statement items are expressed in ratio form.

Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1997

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------
Financial Highlights

(a)  The Trust commenced operations on July 30, 1993.

(b)  Net of common share offering cost of $0.07.

(c)  Auction Preferred Shares were issued on December 13, 1993.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflects the Trust's leveraged capital structure.

(e)  Annualized.

(f) Reflects expense waivers by the Advisor, Administrator, and/or Shareholder Servicing Agent during the period. If the Trust had borne all expenses for the year ended December 31, 1997, net investment income per common share would have decreased by less than $0.01. If the Trust had borne all expenses for the year ended December 31, 1995, the year ended December 31, 1994 and the period ended December 31, 1993, net investment income per common share would have decreased by $0.05, $0.04 and $0.01, respectively.

(g) Includes distributions in excess of net investment income of $0.003 per common share.

(h) The annualized expense ratios for the years ended December 31, 1997 and 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Trust to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the three years in the period ended December 31, 1995 have not been adjusted to reflect this change.

(i)  Computed using average shares outstanding throughout the period.

                       See notes to financial statements

Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1997

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1 General Information and Significant Accounting Policies
-------------------------------------------------------------------------------

  The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust's investment objective is to earn a high level of current income exempt from regular Federal income taxes and Massachusetts personal income taxes consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in "investment grade" tax-exempt obligations issued by the Massachusetts Health and Education Facilities Authority on behalf of participating not-for-profit institutions.

  The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principles.

  Securities Valuation. Municipal securities are normally valued at the mean between the quoted bid and asked prices obtained from a pricing service. Municipal securities which are not valued by a pricing service will be valued on the basis of three dealer quotes or, if such quotes are unavailable, such other available market information. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Futures and options on futures contracts traded on an exchange will be valued at last settlement price. In the event of unusual market disruptions affecting valuation, the Pricing Committee of the Trustees will be consulted.

  Securities Transactions. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

  Interest Income. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discounts on long term debt securities when required for federal income tax purposes.

  Federal Income Taxes. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

  At December 31, 1997, the Trust for federal income tax purposes had a capital loss carryover of $3,419,024, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2002 ($2,253,371) and December 31, 2003 ($1,165,653).

  Organization and Offering Costs. Costs incurred by the Trust in connection with its organization have been capitalized and are being charged to operations ratably over a period of 60 months. Costs incurred by the Trust in connection with the offerings of the common shares and Auction Preferred Shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

  Expense Reductions. Investors Bank & Trust Company (IBT) serves the Trust as its Custodian and Transfer Agent. Pursuant to its service agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credits used to reduce IBT's fee are reported as a reduction of expenses on the statement of operations.

  Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Auction Preferred Shares
--------------------------------------------------------------------------------
  The Trust currently has 200 Auction Preferred Shares outstanding. The
  Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

  Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agency. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At December 31, 1997, there were no such restrictions on the Trust.

3 Distributions to Shareholders
--------------------------------------------------------------------------------
  Distributions to common shareholders are recorded on the ex-dividend date and are paid on the last business day of each month. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred
  Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on December 31, 1997 was 3.50%. For the year ended December 31, 1997, the Trust paid dividends to Auction Preferred shareholders amounting to $316,776, representing an average APS dividend rate for such period of 3.17%.

4 Investment Advisory Fees and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The Trust has entered into an Advisory Agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance will furnish the Trust with investment research and advisory services. For the year ended December 31, 1997, the fee paid for such services amounted to $142,637 and was equivalent to 0.35% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

  In addition, the Trust also entered into an Administration Agreement with Eaton Vance, under which Eaton Vance will manage and administer the Trust's business affairs and, in connection therewith, furnish for use of the Trust, office space and all necessary office facilities, equipment, and personnel for administering the affairs of the Trust. For the year ended December 31, 1997, the fee paid for such services amounted to $61,229 and was equivalent to 0.15% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding. Eaton Vance is obligated to waive all or a portion of its Administration fee if the normal operating expenses of the Trust exceed 0.95% of average daily net assets. During the year ended December 31, 1997, the fee waiver amounted to $17,466.

  Trustees who are not affiliates of Eaton Vance, the Commonwealth of Massachusetts Attorney General's office or Massachusetts Health and Educational Facilities Authority (the "Authority") are eligible to receive an annual fee of $7,500.


5 Securities Transactions
--------------------------------------------------------------------------------
  Purchases and sales (including maturities) of portfolio securities during the year ended December 31, 1997, aggregated $8,281,849 and $7,906,261, respectively. There were no purchases and sales of short-term municipal securities during the year ended December 31, 1997.

  The identified cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at December 31, 1997, as computed for federal income tax purposes, were as follows:

Identified cost                               $38,194,606
-----------------------------------------------------------

Gross unrealized appreciation                 $ 3,958,343
Gross unrealized depreciation                        --

-----------------------------------------------------------
Net unrealized appreciation                   $ 3,958,343

-----------------------------------------------------------


6 Capital Transactions
-------------------------------------------------------------------------------
  The Declaration of Trust allows the Trustees to issue an unlimited number of $0.01 par value shares of common stock. Transactions in common shares were as follows:
                                                   Year Ended December 31,
                                              ---------------------------------
                                                   1997             1996
-------------------------------------------------------------------------------
Beginning shares                                2,307,763         2,307,763
Shares issues pursuant to the Trust's
 dividend reinvestment plan                           745              --
-------------------------------------------------------------------------------
Ending shares                                   2,308,508         2,307,763
-------------------------------------------------------------------------------


7 Quarterly Results from Operations (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Net Realized       Net Increase
                                            Gross           Net             and Unrealized     (Decrease) in
                                            Investment      Investment      Gain (Loss) on     Net Assets from   Market Price
                                            Income          Income          Investments        Operations        on AMEX
                                            -------------   -------------   ----------------   ---------------   -----------------
                                            Total   Per     Total   Per     Total     Per      Total     Per
  Quarter Ended                             (000's) Share   (000's) Share   (000's)   Share    (000's)   Share   Low      High
----------------------------------------------------------------------------------------------------------------------------------
  March 31, 1994                           $  610  $0.26   $  510  $0.22   ($4,118)  $1.79)   ($3,608)  ($1.57) $15.625  $13.625
  June 30, 1994                               615   0.27      524   0.23       (48)  (0.02)       476     0.21   13.875   12.875
  September 30, 1994                          605   0.26      488   0.21    (1,231)  (0.53)      (743)   (0.32)  13.250   11.625
  December 31, 1994                           603   0.26      516   0.22    (1,237)  (0.53)      (721)   (0.31)  11.500    9.625
  --------------------------------------------------------------------------------------------------------------------------------
                                           $2,433  $1.05   $2,038  $0.88   ($6,634) ($2.87)   ($4,596)  ($1.99)
  --------------------------------------------------------------------------------------------------------------------------------
  March 31, 1995                           $  605  $0.26   $  511  $0.22    $1,939   $0.84     $2,450    $1.06  $11.875  $10.500
  June 30, 1995                               593   0.26      493   0.21       265    0.12        758     0.33   11.750   10.375
  September 30, 1995                          595   0.26      495   0.21       650    0.28      1,145     0.49   11.750   10.875
  December 31, 1995                           592   0.25      434   0.20     1,618    0.70      2,052     0.90   11.500   10.875
  --------------------------------------------------------------------------------------------------------------------------------
                                           $2,385  $1.03   $1,933  $0.84    $4,472   $1.94     $6,405    $2.78
  --------------------------------------------------------------------------------------------------------------------------------
  March 31, 1996                           $  600  $0.26   $  507  $0.22   ($1,533) ($0.66)   ($1,026)  ($0.44) $12.000  $11.125
  June 30, 1996                               602   0.26      508   0.22        (9)  (0.01)       499     0.21   11.750   10.875
  September 30, 1996                          604   0.26      514   0.22       449    0.20        963     0.42   11.875   11.375
  December 31, 1996                           602   0.26      490   0.22       496    0.20        986     0.42   12.500   11.875
  --------------------------------------------------------------------------------------------------------------------------------
                                           $2,408  $1.04   $2,019  $0.88   ($  597) ($0.27)    $1,422    $0.61
  --------------------------------------------------------------------------------------------------------------------------------
  March 31, 1997                           $  603  $0.26   $  509  $0.22   ($  451) ($0.19)    $   58    $0.03  $12.500  $12.125
  June 30, 1997                               599   0.26      504   0.22     1,094    0.48      1,598     0.70   12.875   12.125
  September 30, 1997                          603   0.26      503   0.22       685    0.28      1,189     0.50   13.875   12.750
  December 31, 1997                           601   0.26      503   0.22       712    0.32      1,215     0.54   14.000   13.250
  --------------------------------------------------------------------------------------------------------------------------------
                                           $2,406  $1.04   $2,019  $0.88    $2,040   $0.89     $4,060    $1.77
  --------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1997

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
The Massachusetts Health & Education
Tax-Exempt Trust
--------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for bond ratings), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 6, 1998

Massachusetts Health & Education Tax-Exempt Trust

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

Massachusetts Health & Education Tax-Exempt Trust

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which common shareholders may elect to have dividends and capital gains distributions reinvested in common shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, Investors Bank & Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in common shares of the Trust in your account.

How the Plan Works
--------------------------------------------------------------------------------
Under the Plan, participants in the Plan will have their dividends reinvested in common shares of the Trust on valuation date. If the market price per common share on valuation date equals or exceeds net asset value per common share on that date, the Trust will issue new common shares to participants at the higher of net asset value or 95% of the market price. If net asset value per common share on valuation date exceeds the market price per common share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the common shareholders only in cash, the agent will buy common shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per common share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's common shares, resulting in the acquisition of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of common shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by Investors Bank & Trust Company, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

Costs of the Plan
--------------------------------------------------------------------------------
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Tax Implications
--------------------------------------------------------------------------------
Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Right to Withdraw
--------------------------------------------------------------------------------
Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the above address. If you withdraw, you will receive a share certificate in your name for all full common shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions and a $2.50 service fee.

How to Participate
--------------------------------------------------------------------------------
If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

Any inquiries regarding the Plan can be directed to Investors Bank & Trust Company at 1-800-553-1916.

Massachusetts Health & Education Tax-Exempt Trust

--------------------------------------------------------------------------------
APPLICATION FOR PARTICIPATION IN
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

--------------------------------------------------------------------------------

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan provided above.


                                        ---------------------------------------
                                        Please print exact name on account:


                                        ---------------------------------------
                                        Shareholder signature          Date


                                        ---------------------------------------
                                        Shareholder signature          Date


                                        Please sign exactly as your common
                                        shares are registered. All persons
                                        whose names appear on the share
                                        certificate must sign.


YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.


THE AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING
ADDRESS:

                              Investors Bank & Trust Company
                              P.O. Box 1537, MFD23
                              Boston, MA 02205-1537

--------------------------------------------------------------------------------

The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 1997

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

The Massachusetts Health & Education Tax-Exempt Trust
--------------------------------------------------------------------------------


Officers                                    Board of Trustees
THOMAS J. FETTER, CFA                       WALTER B. PRINCE, ESQ., CHAIRMAN
President                                   Partner, Peckham, Lobel, Casey, Prince & Tye

ROBERT B. MACINTOSH, CFA                    JAMES F. CARLIN
Vice President and                          Chairman of the Massachusetts Board of Higher Education
Portfolio Manager                           and Chairman & CEO of Carlin Consolidated, Inc.

JAMES L. O'CONNOR                           THOMAS H. GREEN III, ESQ.
Treasurer                                   First Assistant Attorney General for the Commonwealth of
                                            Massachusetts

ERIC G. WOODBURY, ESQ.
Secretary                                   EDWARD M. MURPHY
                                            Olympus Healthcare Group, Inc., and
                                            Former Executive Director of the
MICHELLE A. ALEXANDER                       Massachusetts Health & Education Facilities
Assistant Treasurer and                     Authority
Assistant Secretary

                                            JAMES M. STOREY, ESQ.
                                            Trustee, various investment companies

Investment Advisor and Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Custodian, Transfer Agent,
Dividend Disbursing Agent and Registrar
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116





The Massachusetts Health & Education Tax-Exempt Trust
24 Federal Street
Boston, MA 02110





--------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                            2/98